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                             SEI LIQUID ASSET TRUST

                           Government Securities Fund

                      Supplement Dated May 26, 2004 to the
                Class A Shares Prospectus Dated October 31, 2003

LIQUIDATION OF THE GOVERNMENT SECURITIES FUND
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At a special meeting of the Board of Trustees held on May 17, 2004, the Board of Trustees approved the closing and liquidation of the Government Securities Fund (the "Fund"), a portfolio of the SEI Liquid Asset Trust. Accordingly, effective on or about June 25, 2004, the Fund will cease operations and initiate the orderly liquidation and distribution of the Fund's portfolio.

In anticipation of this liquidation, it is expected that, until such time as the Fund is liquidated, all or substantially all of the Fund's assets will be invested in repurchase agreements or other similar money market securities with shorter-term maturities than the money market securities in which the Fund currently invests. As a result, the Fund's yield may decrease from its current level.

SEI Investments Management Corporation will make alternative investments available to the current shareholders of the Fund.